UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 11, 2022

CymaBay Therapeutics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36500	94-3103561
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7575 Gateway Blvd., Suite 110

Newark, CA 94560

(Address of principal executive offices)

(510) 293-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	CBAY	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Amendment No. 1 to the Form 8-K (the “Form 8-K”) originally filed by CymaBay Therapeutics, Inc. (the “Company”) on March 17, 2022 is being filed solely for the purpose of amending the description in Item 5.02 in the Form 8-K to add the Board of Director committee assignments of Dr. Lefebvre. This Amendment No. 1 does not purport to provide an update or a discussion of any other developments at the Company subsequent to the filing date of the Form 8-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 11, 2022 the Board of Directors of CymaBay Therapeutics, Inc. (the “Board”) appointed Éric Lefebvre to the Board, effective as of March 21, 2022. On April 15, 2022 the Board appointed Dr. Lefebvre to the Audit Committee and the Nominating and Corporate Governance Committee of the Board. As a non-employee director, Dr. Lefebvre will receive compensation in accordance with CymaBay’s non-employee director compensation program. Pursuant to this program, on March 21, 2022 (the effective date of his appointment), Dr. Lefebvre received a stock option award to acquire 115,000 shares of CymaBay common stock (with an approximate grant date fair value of $300,000), which will vest in 36 equal monthly installments from March 21, 2022, subject to continued service to CymaBay through such dates. Pursuant to this program, he is also eligible for an annual cash retainer in the amount of $40,000 for his service as a member of the Board, and an annual cash retainer in the amount of $10,000 for his service as a member of the Audit Committee and $5,000 for his service as a member of the Nominating and Corporate Governance Committee. Dr. Lefebvre also entered into an indemnification agreement with CymaBay consistent with the form agreement executed with each of CymaBay’s current executive officers and directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CymaBay Therapeutics, Inc.

By:	/s/ Paul Quinlan
Name:	Paul Quinlan
Title:	General Counsel

Dated: April 19, 2022